SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 17, 2002
(Date of earliest event reported)

Commission File No.:  333-83986-12



                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



                   Delaware                               13-3291626
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(State or Other Jurisdiction of Incorporation)  (I.R.S. Employer Identification
                                                             No.)



      1585 Broadway, New York, New York                      10036
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   (Address of Principal Executive Office)                (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

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ITEM 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On December 17, 2002, a series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-IQ3 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as general master servicer, NCB, FSB, as NCB master servicer, GMAC Commercial Mortgage Corporation, as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, Principal Global Investors, LLC, formerly known as Principal Capital Management, LLC, as special servicer with respect to Mortgage Loan No. 7, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-four classes identified as "Class A-1 Certificates," Class A-2 Certificates," "Class A-3 Certificates," "Class A-4 Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class X-Y Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class EI Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 239 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on December 1, 2002, an aggregate principal balance of $909,642,278 after taking account all payments of principal due on the Mortgage Loans on or before such date, whether received or not.


            The Class A-1 Certificates have an initial Certificate Balance of $81,000,000. The Class A-2 Certificates have an initial Certificate Balance of $125,000,000. The Class A-3 Certificates have an initial Certificate Balance of $90,019,000. The Class A-4 Certificates have an initial Certificate Balance of $482,862,000. The Class X-1 Certificates have an initial Notional Amount of $909,642,278. The Class X-2 Certificates have an initial Notional Amount of $824,775,000. The Class X-Y Certificates have an initial Notional Amount of $87,981,643. The Class B Certificates have an initial Certificate Balance of $26,152,000. The Class C Certificates have an initial Certificate Balance of $27,289,000. The Class D Certificates have an initial Certificate Balance of $2,274,000. The Class E Certificates have an initial Certificate Balance of $13,645,000. The Class F Certificates have an initial Certificate Balance of $10,233,000. The Class G Certificates have an initial Certificate Balance of $6,823,000. The Class H Certificates have an initial Certificate Balance of $10,233,000. The Class J Certificates have an initial Certificate Balance of $9,097,000. The Class K Certificates have an initial Certificate Balance of $4,548,000. The Class L Certificates have an initial Certificate Balance of $6,822,000. The Class M Certificates have an initial Certificate Balance of $2,274,000. The Class N Certificates have an initial Certificate Balance of $2,274,000. The Class O Certificates have an initial Certificate Balance of $9,097,278. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

      4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among Morgan Stanley Dean Witter Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as general master servicer, NCB, FSB, as NCB master servicer, GMAC Commercial Mortgage Corporation, as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, Principal Global Investors, LLC, formerly known as Principal Capital Management, LLC, as special servicer with respect to Mortgage Loan No. 7, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.


                                       By:  /s/ Cecilia Tarrant
                                          ---------------------------
                                          Name:  Cecilia Tarrant
                                          Title: Vice President

Date:  December 30, 2002

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
    Exhibit No.      Description                                Electronic (E)
    -----------      -----------                                --------------

        4.1          Pooling and Servicing Agreement, dated           E
                     as of December 1, 2002, among Morgan
                     Stanley Dean Witter Capital I Inc., as
                     depositor, GMAC Commercial Mortgage
                     Corporation, as general master
                     servicer, NCB, FSB, as NCB master
                     servicer, GMAC Commercial Mortgage
                     Corporation, as general special
                     servicer, National Consumer Cooperative
                     Bank, as co-op special servicer,
                     Principal Global Investors, LLC,
                     formerly known as Principal Capital
                     Management, LLC, as special servicer
                     with respect to Mortgage Loan No. 7,
                     LaSalle Bank National Association, as
                     trustee, paying agent and certificate
                     registrar and ABN AMRO Bank N.V., as
                     fiscal agent.